UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2012

WORLD SURVEILLANCE GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32509	88-0292161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

State Road 405, Building M6-306A, Room 1400, Kennedy Space Center, FL 32815

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code (321) 452-3545

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

On November 13, 2012, the Company entered into an Agreement (the “Rescission Agreement”) with Glenn D. Estrella, the Company’s President and Chief Executive Officer, W. Jeffrey Sawyers, the Company’s Chief Financial Officer and Treasurer, and Barbara M. Johnson, the Company’s Vice President, General Counsel and Secretary, whereby the parties mutually agreed to rescind the issuances of certain shares of common stock, par value $0.00001 per share, of the Company (the “Common Stock”) that had been issued to Mr. Estrella, Mr. Sawyers and Ms. Johnson, respectively, during 2012 or which shares had vested in 2012.

On November 13, 2012, Mr. Estrella, Mr. Sawyers and Ms. Johnson received options to purchase certain shares of Common Stock at an exercise price of $0.023 per share, which was the closing price of the Company’s Common Stock on the date the Company’s Board of Directors approved the issuance of the options, pursuant to certain option agreements. The options are fully vested and are exercisable until the earlier of seven years from the effective date of the options or 90 days after the termination of their respective employment with the Company.

No underwriting discounts or commissions were paid in connection with any of the above agreements or securities issuances.

The securities sold and/or issued pursuant to the above agreements were issued as restricted securities under an exemption provided by Regulation D, Rule 506, promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and/or Section 4(2) of the Securities Act.

The foregoing information is a summary of each of the agreements involved in the transactions described above, is not complete, and is qualified in its entirety by reference to the full text of those agreements, each of which is attached as an exhibit to this Current Report on Form 8-K.  Readers should review those agreements for a complete understanding of the terms and conditions associated with this transaction.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description

10.1	Agreement dated November 13, 2012, between the Company, Glenn D. Estrella, W. Jeffrey Sawyers and Barbara M. Johnson
10.2	Option Agreement, dated November 13, 2012 issued to Glenn D. Estrella
10.3	Option Agreement, dated November 13, 2012 issued to W. Jeffrey Sawyers
10.4	Option Agreement, dated November 13, 2012 issued to Barbara M. Johnson

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

World Surveillance Group Inc.
(Registrant)

Date: November 15, 2012	/s/ Glenn D. Estrella
By: Glenn D. Estrella Title: President and Chief Executive Officer